Exhibit 99.1
NEWS RELEASE

FOR RELEASE: IMMEDIATE
GATX CORPORATION ANNOUNCES CHANGE OF TICKER SYMBOL TO GATX
CHICAGO, IL, June 22, 2016 - GATX Corporation (NYSE:GMT) today announced that it will change the ticker symbol of its common stock, listed on the New York Stock Exchange from “GMT” to “GATX.” The change will become effective at the start of trading on July 1, 2016.
COMPANY DESCRIPTION
GATX Corporation (NYSE:GMT) strives to be recognized as the finest railcar leasing company in the world by its customers, its shareholders, its employees and the communities where it operates. As the largest global railcar lessor, GATX has been providing quality railcars and services to its customers for more than 118 years. GATX has been headquartered in Chicago, Illinois, since its founding in 1898. For more information, please visit the Company's website at www.gatx.com.

FORWARD-LOOKING STATEMENTS
Forward-looking statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that reflect our current views with respect to, among other things, future events, financial performance and market conditions. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Specific risks and uncertainties include, but are not limited to, (1) inability to maintain our assets on lease at satisfactory rates, (2) weak economic conditions, financial market volatility, and other factors that may decrease demand for our assets and services, (3) decreased demand for portions of our railcar fleet due to adverse changes in commodity prices, including, but not limited to, sustained low crude oil prices, (4) events having an adverse impact on assets, customers, or regions where we have a large investment, (5) operational disruption and increased costs associated with increased railcar assignments following non-renewal of leases, compliance maintenance programs, and other maintenance initiatives, (6) financial and operational risks associated with long-term railcar purchase commitments, (7) reduced opportunities to generate asset remarketing income, (8) changes in railroad efficiency that could decrease demand for railcars; (9) operational and financial risks related to our affiliate investments, including the RRPF affiliates; (10) fluctuations in foreign exchange rates, (11) failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees, (12) the impact of new regulatory requirements for tank cars carrying crude, ethanol, and other flammable liquids, (13) deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs, (14) asset impairment charges we may be required to recognize, (15) competitive factors in our primary markets, (16) risks related to international operations and expansion into new geographic markets, (17) exposure to damages, fines, and civil and criminal penalties arising from a negative outcome in our pending or threatened litigation, (18) changes in or failure to comply with laws, rules, and regulations, (19) inability to obtain cost-effective insurance, (20) environmental remediation costs, (21) inadequate allowances to cover credit losses in our portfolio, and (22) other risks discussed in our filings with the US Securities and Exchange Commission (SEC), including our form 10-K for the year ended December 31, 2015, and our subsequently filed form 10-Q reports, all of which are available on the SEC’s website (www.sec.gov).
Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. The Company undertakes no obligation to publicly update or revise these forward-looking statements.

FOR FURTHER INFORMATION CONTACT:
GATX Corporation
Christopher LaHurd
312-621-6228
christopher.lahurd@gatx.com

Investor, corporate, financial, historical financial, photographic and news release information may be found at www.gatx.com.

(6/22/16)